United States Steel Corporation Building Value for Today and the Future April 4, 2007 Exhibit 99.1

Forward-Looking Statements
This presentation contains forward-looking statements with respect to market conditions, operating costs, shipments, prices and profit-based compensation payments. Some factors, among others, that could affect 2007 market conditions, costs, shipments and prices for both domestic operations and USSE include global product demand, prices and mix; global and company steel production levels; raw materials' availability and prices; plant operating performance; the timing and completion of facility projects; natural gas prices and usage and availability; changes in environmental, tax and other laws; the resumption of operation of steel facilities sold under the bankruptcy laws; employee strikes; power outages; and U.S. and global economic performance and political developments. Domestic steel shipments and prices could be affected by import levels and actions taken by the U.S. Government and its agencies. Political factors in Europe that may affect USSE’s results include, but are not limited to, taxation, nationalization, inflation, currency fluctuations, increased regulation, export quotas, tariffs, and other protectionist measures. The level of income from operations is the primary factor affecting payments under the USWA profit-based plans. In accordance with “safe harbor” provisions of the
Private Securities Litigation Reform Act of 1995, cautionary statements identifying important factors, but not necessarily all factors, that could cause actual results to differ materially from those set forth in the forward-looking statements have been included in the Form 10-K of U. S. Steel for the year ended December 31, 2006, and in subsequent filings for U. S. Steel.

United States Steel Corporation
• 6
th
largest global producer
• 2
nd
largest North American flat-rolled producer
• 2
nd
largest Central European flat-rolled producer
• Largest North American seamless pipe producer
• Domestic raw material balance
• 2006 ROCE* – 29%
Conservative, responsible company that generates a competitive return on capital and meets our financial and stakeholder obligations
* ROCE = IFO/average(PPE + AR + Inventory – AP)

Flat-rolled segment
• LTM 4Q’06 shipments – 14.2 million tons
• Approximately 50/50 contract versus spot
• Typical contract term 1-3 years
• Contract industries include: auto, appliance, tin and electrical
• Demands sophisticated metallurgical applications with
specialized customer service and technical support
• Contract business lessens impact of spot price fluctuations
• Some spot deals based on CRU index
Leading producer of high quality product

European segment
• LTM 4Q’06 shipments – 6.3 million tons
• Approximately 70% spot versus 30% contracts
• Key industries: construction, service center, packaging and conversion
• Commissioning auto quality galvanize line – 350,000 tonnes
• Restarted second blast furnace in Serbia 6/2005
Includes both Slovakia and Serbia

Tubular segment
• LTM 4Q’06 shipments – 1.2 million tons:
Seamless 1.1 million
ERW 118,000 tons
• Primarily spot sales
• Oil Country 75% - Standard & Line 25%
• Size ranges (outside diameter):
Seamless -1.9” to 24”
ERW – 8” to 20”
• Shipments:
NAFTA 85%
International 15%
Oil country and standard and line pipe

Improving Industry – Why invest in Steel?
18.8x
14.8x
14.2x
10.0x
9.3x
8.5x
6.0x
9.0x
12.0x
15.0x
18.0x
21.0x
• Steel is a good product
• Major regions are increasing consumption rates
• Governments mostly out of industry (ex China)
• Metallics are tight, level cost curve
• Low Valuation:
2007 P/E*
* Source: Deutsche Bank

Strong business climate
Source: Purchasing Magazine, CRU and SBB.
Source: D.J. Joseph Company
Selected Price Trends – Through February 2007
Shredded scrap composite $/Gross ton Hot rolled $/Net Ton
$75
$100
$125
$150
$175
$200
$225
$250
$275
$300
2002 2003 2004 2005
2006 2007
$175
$275
$375
$475
$575
$675
$775
USA HR German HR East Asian HR

Global Raw Materials Integration
Control over key raw materials
0
20
40
60
80
100
Coal '07 Coal '08 Iron Ore Coke
Percent controlled
Represents contracts
Strong global raw material position:
• Significant portion of coal requirement
are under long-term contract thru ’08
•Second largest NA iron ore producer
produced 22 mmnt in 2006
reserves 786 mmnt
• Iron ore/coal mines and coke production
facilities located in close proximity to steel
operations with good infrastructure and
competitive transportation costs
• Produced 7.5 mmnt of coke in 2006
• Exploring additional raw material
integration opportunities

MSCI Flat Rolled Inventory
Source: MSCI, U.S. Dept of Customs and Purchasing Magazine
January 2004 – February 2007
6,000
7,000
8,000
9,000
10,000
11,000
400
650
900
1,150
1,400
Tons (thousands) Sheet Imports (thousands)
$350
$756
$513
$660
$580
$600
$635
$535
$460

$0
$75
$150
$225
$300
$375
$450
Raw Materials Energy Labor
Raw Material Cost - Impact on hot rolled band costs
Source: J.P. Morgan and company estimate
Raw material cost inflation has leveled the playing field – HRB cash cost $/ton
China & other low-labor cost steel
Producing countries
US flat-rolled mini-mill steel
producers
U.S. integrated steel producers
66%
71%
15%
19%
18%
12%
17%
68%
24%
24%
52%
41%
51%
8%
15%
23%
12%
65%
$190
$362
$204
$340
$270
$369

• Improve capital structure and strengthen balance
sheet
• Focused capital plan
• Responsible capital allocation
• Remain shareholder focused
Designed to improve shareholder value
Responsible company that generates a competitive return on
capital and meets our financial and stakeholder obligations
Capital Allocation – Building Value

Improving capital structure – Building Value
LTM
12/31/06
Since
1/1/03
As of ($ in millions)
Cash Provided by Operations
Capital Spending
Debt Reduction
Voluntary Pension & OPEB Funding
Dividends Paid
Stock Repurchases*
Millions of shares repurchased
$4,884
$2,284
$908
$695
$212
$700
13.1
* Repurchase program initially authorized 7/05
$1,689
$612
$587
$190
$78
$442
7.2
Balanced approach to capital allocation

14 Improving Earnings Trend Adjusted earnings per share ($1.50) ($1.00) ($0.50) $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00

Improving capital structure – Building Value
12/31/06 12/31/03
As of ($ in millions)
Cash
Net working capital
Total debt
Employee benefits
Total liabilities
Stockholder equity
Total Capitalization
$316
$821
$1,933
$2,328
$6,742
$1,093
$7,837
Debt maturity schedule
$1,422
$823
$908
$2,174
$6,183
$4,365
$10,586
* Excludes Squids
*
$61
$16
$434
$35
$33
$397
$0
$100
$200
$300
$400
$500

Improving Capital Structure – Building Value
EBITDA/Net Interest
EBITDA Total and Net Debt
Total Debt/EBITDA
Source: Company filings
$1,434
$1,933
$1,371
$1,612
$1,025
($400)
$100
$600
$1,100
$1,600
$2,100
2002 2003 2004 2005 2006
3.0X
6.1X
0.7X
0.9X
0.5X
0.0X
2.0X
4.0X
6.0X
2002 2003 2004 2005 2006
$478
$316
$2,007
$1,805
$2,226
$200
$700
$1,200
$1,700
$2,200
$2,700
2002 2003* 2004 2005 2006
4.2X
2.4X
17.5X
14.2X
35.9X
0.0X
10.0X
20.0X
30.0X
40.0X
2002 2003* 2004 2005 2006
*Excludes $683 million of restructuring charges

Improving capital structure – Building Value
Manageable legacy obligations – 2007
($2,207)
$660
$2,867
OPEB
$212
$7,516
$7,306
Pension
($1,995)
Funded status
$8,176
$10,173
Total
Plan assets
Benefit obligation
As of 12/31/06 ($ in millions)
Total OPEB Pension
2007 Forecast ($ in millions)
$290
$124
$38
$113
$328
$237
Cash Flow*
Net Periodic Expense
* Excludes any voluntary contributions
Total OPEB Pension
Key assumptions - 2007
5.5%
8.0%
5.5%
8.0%
5.5%
8.0%
Discount rate
Expected return on assets
Key considerations
Pension:
• Defined benefit
plan closed in 2003
OPEB:
• Co-pays
• Inflation cap
• Voluntary pension
& VEBA
contributions
totaling $695 million
since 1/1/04
• Additional $300
million funding
authorization

Capital Spending – Building Value
2003 – 2005 Average CapEx per ton shipped
Source: Accenture
$15
$27
$41
$76
$0
$10
$20
$30
$40
$50
$60
$70
$80
U.S. Steel has spent less
than global peers in
recent years
Will likely incur higher
capex during next few
years concentrated on
infrastructure, but will
likely remain below the
global average.

• Common dividend $0.80/share/year:
Quadrupled since 01/05
• 7.6 million shares remaining under
current repurchase authorization:
Repurchased 7.2mm shares in 2006
Repurchased 13.1mm shares since 7/05
Shareholder focus – Building Value

Flat Rolled Products Segment
Q4 2006 Review and Outlook
$230
$62
$589
$651
3,695
3Q06
$11
$13
$586
$597
3,346
4Q05
= $10
Margin
(loss)/ton
= $638
Ave. Cost/ton
$31
$648
3,078
4Q06
=
Ave. Price/ton
+
Inc(loss) from
Oper. (millions)
+
Shipments
Outlook
1Q07
(tons in ‘000)
Negatives Positives
• End market demand remains
fairly strong
• Improving inventory and
imports
• Higher service center inventory
levels

Tubular Products Segment
Q4 2006 Review and Outlook
$164
$541
$950
$1,491
303
3Q06
- $531 $510
Margin (loss)/ton
= $992 $946
Ave. Cost/ton
$144
$1,523
271
4Q06
$149
$1,456
292
4Q05
-
Ave. Price/ton
-
Inc(loss) from
Oper. (millions)
-
Shipments
Outlook
1Q07
(tons in ‘000)
• Higher distributor inventory
levels
• Lower shipments & prices
• Near record rig counts
• Strong demand
Negatives Positives

U. S. Steel Europe Segment
Q4 2006 Review and Outlook
$219
$141
$499
$640
1,552
3Q06
Inc(loss) from
Oper. (millions)
Margin (loss)/ton
Ave. Cost/ton
Ave. Price/ton
Shipments
(tons in ‘000)
- $117 $82
= $548 $498
$182
$665
1,549
4Q06
$112
$580
1,359
4Q05
-
+/-
+
Outlook
1Q07
• Higher imports
•
Strong central European
economy
• Higher shipments
• Stable costs
Negatives Positives

• Strong business climate
• Global raw materials integration
• Building value:
Improving capital structure
Improving infrastructure and product mix
Responsible capital allocation
Remain shareholder focused
Making Steel - World Competitive - Building Value
Investment considerations

Strategic Acquisition of Lone Star Technologies, Inc. © United States Steel Corporation 2007

Forward — Looking Statements

Risks and Uncertainties Regarding United States Steel Corporation and Lone Star Technologies, Inc.
Some factors, among others, that could affect market conditions, costs, shipments and prices for the domestic and foreign operations of
U. S. Steel and Lone Star include global product demand, prices and mix; global and company steel production levels; global and domestic demand for tubular products; global and domestic energy markets; plant operating performance, including, the start up of several blast furnaces; the timing and completion of facility projects; natural gas prices, usage and supply disruptions; raw materials availability and prices; changes in environmental, tax and other laws; employee strikes; power outages; and U.S. and global economic performance and political developments. Domestic steel shipments and prices could be affected by import levels and actions taken by the U.S. Government.
Economic conditions and political facts in Europe that may affect U. S. Steel’s foreign operations results include, but are not limited to, taxation, environmental permitting, nationalization, inflation, currency fluctuations, increased regulation, export quotas, tariffs, and other protectionist measures. Factors that may affect the amount of net periodic benefit costs include, among others, changes to laws affecting benefits, pension fund investment performance, liability changes and interest rates. Please refer to the Form 10-K of U.S. Steel for the year ended December 31, 2006 and the Form 10-K of Lone Star Technologies, Inc. for the year ended December 31, 2006 for additional factors that could cause actual results to differ materially from any forward-looking statements.
Risks and Uncertainties Regarding the Transaction
Forward-looking statements regarding United States Steel Corporation’s acquisition and integration of Lone Star Technologies, Inc. include statements relating to or concerning expected synergies, cost savings, accretive effect, industry size, and market sector. Risks and uncertainties regarding the transaction include the possibility that the expected synergies may not be realized in the time period anticipated or at all, that the market fails to perform as anticipated, and that the closing does not occur, either due to the failure of closing conditions, including the approval of the shareholders of Lone Star, or the failure to obtain required regulatory approvals, or other reasons. Even if the transaction closes as anticipated, integration may not proceed as expected, and the impact of changes in the industry, markets or the economy in general may result in unexpected costs or the failure to realize anticipated benefits of the transaction.
Forward-looking statements included in this news release are made only as of the date hereof, and the companies undertake no obligation to update these forward-looking statements to reflect future events or circumstances except as may be required by law.

U. S. Steel acquires Lone Star for $2.1 billion or $67.50 per share
All cash transaction
•Financed with cash on hand and committed credit facilities
Potential annual synergies in excess of $100 million by end of
2008
Acquisition expected to be accretive in 2007 before synergies
•Excluding accounting effects of the sale of acquired inventory and other customary purchase accounting adjustments
Closing expected in second or third quarter 2007
U. S. Steel to Acquire Lone Star Technologies
Transaction Overview
Lone Star
a leading
North American
producer of
welded tubular
products

Leading North American producer of welded OCTG
Major producer and marketer of line pipe
Major supplier to oil patch of threading,heat treating and finishing
Annual production capacity of 1mm tons*.
2006 revenues of $1.4 billion and EBITDA $203* million
Lone Star Steel Technologies, Inc. (LSS)
Business Overview
Product Mix by Revenue
Oilfield
Products
80%
Specialty
13%
Other
7%
2006 Revenue = $1,378mm
Shipment History (000 tons)
734
882
926
996
0
200
400
600
800
1,000
2003 2004 2005 2006
Other Businesses:
Producer of
specialty tubing
Marketer of OCTG
and Line Pipe for
others
Producer/supplier
of hot rolled steel
* EBITDA is not a GAAP measure. Please refer to the forms 10-K for the year ended December 31, 2006 filed by U. S. Steel and Lone Star, respectively, for GAAP financial information.

Complementary Assets & Attributes
Expanded and Complementary Product Portfolio
Strong Tubular Product Mix
Creates largest North American fully integrated seamless and welded tubular producer
Annual synergies estimated to be in excess of $100 million:
Sourcing semi-finished product
SG&A, Procurement and Best Practices
Lone Star Steel Technologies, Inc.
Business Case for Acquisition
The premier North American supplier to the attractive
and growing OCTG market sector

U.S. Steel and Lone Star -
Complementary Assets & Attributes
Significant North American
seamless supplier
Full seamless size range
1.9” through 26”
Limited welded pipe
supplier
World class manufacturing
facilities with heat treating
capacity
Strong distributor
relationships
Leading North American
welded pipe supplier
Full size welded range
utilizing the Alliance mills
1” through 60”
Additional heat treating
Coupling supply
Tubing finishing & threading
Primarily direct to end
customer
U. S. Steel
Lone Star
Technologies

1 5 10 15
20 25 30
60
Inches
Lone Star Steel
Welspun *
Northwest Pipe *
Bellville
Texas Tubular *
Tex-Tube *
Lorain #4 Lorain #3
Fairfield
Camp Hill
Hunan Valin – Potential JV
Expanded and Complementary
Product Portfolio
USSK
50
30
Welspun JV
ERW
Seamless
DSAW
Spiral
Welded
* Identifies LSS
alliances
Apolo JV
LSS
USS

U. S. Steel and Lone Star -
Strong Tubular Product Mix
OCTG
59%
2006
Pro forma
Shipments
(2.2 mm tons)
U. S. Steel (1.2 mm tons)
S&L**
29%
Lone Star (1.0 mm tons)
OCTG
59%
S&L**
41%
OCTG
59%
S&L**
15%
Specialty *
9%
LSS Flat Roll
17%
Specialty
4%
LSS Flat Roll
8%
*Customer specified (custom) dimensions and grades
**S&L = Standard and line pipe

0
1
2
3
USS / LSS IPSCO / NS
Group
Tenaris /
Maverick
V&M Star
Creates the Largest N.A. Seamless and
Welded Tubular Producer
Million Tons
2.8 *
2.4
1.7
0.5
Tubular Capacity
Source: Company filings and equity research
**
**
*    1.8 mm USS & 1.0 mm  LSS
* *  2006  Acquisitions

Strong Market Outlook Drives Demand
Spot Price
WTI Spot
Price
Source: Spears
500
1,000
1,500
2,000
2,500
'00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11
Total N.A. Rig Count
$ Barrel
$ mmbtu
Natural Gas
Price
33
0
20
40
60
80
'00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11
2
4
6
8
10

Financial Overview of Tubular Business
Tons Shipped

U.S. Steel Tubular
Lone Star
Revenue
EBITDA**
% margin
Operating Income
% margin
1.2 million 1.0 million*
$1,798 $1,378
$631 $173
$644 $203
35.1%
12.5%
35.8% 14.7%
Source: Company filings
* Excludes alliance mills & Apolo joint venture
** EBITDA is not a GAAP measure. Please refer to the forms 10-K for the year ended December
31, 2006 filed by U. S. Steel and Lone Star, respectively, for GAAP financial information.
FY 2006
$ millions

U. S. Steel and Lone Star Technologies
Creates the leading North American supplier of OCTG products
• Largest North American supplier of seamless and welded
pipe to energy sector
• Leverages U.S. Steel’s production platform to drive operating performance
Financially attractive:
• Potential annual synergies in excess of $100 million by 2008
• Accretive before synergies
• Maintains financial flexibility post-transaction

Transaction Summary

Additional Information

In connection with the proposed merger, Lone Star Technologies, Inc. intends to file a proxy statement and related materials with the Securities and Exchange Commission (SEC). The documents will contain important information about the proposed merger, and the shareholders of
Lone Star are urged to read the carefully when they become available. These documents, when filed with the SEC, will be available for free at the SEC’s website, http://www.sec.gov and at Lone
Star’s website, http://www.lonestartech.com.

Strategic Acquisition of Lone Star Technologies, Inc. © United States Steel Corporation 2007